August 24, 1999

Dear Fellow Shareholder,

     The first six months of 1999 were rough for small company investing and for Nicholas Limited Edition. The Fund was essentially flat (0.41)% for the six-month period ended June 30, 1999 compared to a return of 9.28% for the Russell 2000 Index and 12.38% for the S&P 500 Index. The market continues to be dominated by a narrow list of large companies and some speculative Internet stocks.

     Small company performance during the first six months of 1999, as measured by the Russell 2000 Index, was driven by a limited number of securities with large gains. Nearly 70% of the Russell 2000 performance can be attributed to only 25 stocks. Even more intriguing is that 21 of these 25 stocks were Internet related with an average return of nearly 200% for the six-month period. This concentration of performance masked a very languid market for small companies during the first half of 1999.

     Returns for Nicholas Limited Edition and selected indices
are provided in the chart below for the periods ended June 30,
1999.
                                         Average Annual Total Returns*
                                   --------------------------------------
                                   1 Year    3 Years   5 Years   10 Years
                                   ------    ------    ------    --------
Nicholas Limited Edition, Inc.
(Distributions Reinvested)         (1.19)%   11.48%    17.00%    14.79%
Lipper Small Cap Fund Index**
(Distributions Reinvested)          1.80%     7.72%    15.42%    12.62%
Russell 2000 Index (Dividends
Reinvested)                         1.50%    11.22%    15.40%    12.39%
Ending Value of $10,000 invested
in Nicholas Limited Edition, Inc.
(Distributions Reinvested)         $9,881   $13,854   $21,927   $39,717


     The Fund's underperformance during the six-month period ended June 30, 1999 was largely due to the lack of Internet related securities that drove most of the Russell's performance, along with the Fund's overweighing in healthcare which is under pressure due to government reimbursement fears. Also, deep discount value stocks, such as commodity stocks and cyclicals, rebounded from very depressed levels. This aided the Russell 2000 but hurt the Fund's relative performance. The Fund's long-term performance relative to its benchmark, the Russell 2000, remains satisfactory.

     Let me take this opportunity to discuss the Internet frenzy-taking place in the markets today. Many of these companies are coming to market with little or no revenues, a concept, and a lot of hype. In the past, most of these companies would not be ready for public ownership. The public however seems to have an insatiable appetite for anything "dot-com". Many of these companies end up with market valuations that are larger than well-established, profitable companies even though many of the Internet companies have very little revenue and no profit in sight.

     We believe the Internet is real, however, we feel the sector currently has far too much risk for Nicholas Limited Edition. In fact since June 30th many of the Internet stocks have fallen over 50% from their highs, displaying their volatility. We will continue to look at the Internet sector for strong investment opportunities, however, we will not compromise our investment philosophy by chasing fads or stock performance that contain large amounts of risk. Following our philosophy has negatively affected our short-term performance as has been articulated earlier in this letter. We have been through other periods such as this, usually during speculative bull markets when fundamentals mean very little and concepts drive stock prices.
We believe at some point fundamentals such as cash flow, profitability and return on capital will return to drive stock performance.

Thank you for your patience.

                                        Sincerely,


                                    /s/ David O. Nicholas
                                        -----------------
                                        David O. Nicholas
                                        Portfolio Manager


*Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

**Lipper Small Cap Fund Index is an unmanaged equally weighted
  Index of the 30 largest mutual funds included in the Lipper Small Cap Fund category.




Financial Highlights
(For a share outstanding throughout each period)
-------------------------------------------------------------------------------



                                             Six Months                        Year ended December 31,
                                            Ended 6/30/99     ----------------------------------------------------
                                             (unaudited)      1998       1997       1996        1995        1994
                                             -------------    ----       ----       ----        ----        ----
NET ASSET VALUE, BEGINNING OF PERIOD........   $24.20        $25.07     $20.74     $19.22      $17.09      $18.68
     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..................      .01           .01        .00(1)     .01         .08         .10
     Net gains(losses) on securities
        (realized and unrealized)...........     (.11)          .38       6.82       4.14        5.07        (.68)
                                               ------        ------     ------     ------      ------      ------
          Total from investment operations..     (.10)          .39       6.82       4.15        5.15        (.58)
                                               ------        ------     ------     ------      ------      ------

  LESS DISTRIBUTIONS:
  From net investment income................       --          (.01)      (.00)(1)   (.01)       (.08)       (.10)
  From capital gains........................       --         (1.25)     (2.49)     (2.62)      (2.94)       (.91)
  In excess of book realized gains..........       --          (.00)(2)     --         --          --          --
                                               ------        ------     ------     ------      ------      ------
          Total distributions...............       --         (1.26)     (2.49)     (2.63)      (3.02)      (1.01)
                                               ------        ------     ------     ------      ------      ------

NET ASSET VALUE, END OF PERIOD..............   $24.10        $24.20     $25.07     $20.74      $19.22      $17.09
                                               ------        ------     ------     ------      ------      ------
                                               ------        ------     ------     ------      ------      ------

TOTAL RETURN................................   (.41)%(3)      1.67%     33.02%     21.81%      30.18%      (3.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).......    $333.0        $367.2     $328.0     $232.8      $169.6      $142.6
Ratio of expenses to average net assets....      .85%(4)       .85%       .86%       .86%        .90%        .90%
Ratio of net investment income
  to average net assets....................      .11%(4)       .06%       .01%       .06%        .38%        .52%
Portfolio turnover rate....................    25.66%(4)     30.06%     37.05%     32.31%      35.77%      16.29%

(1)  The amount rounds to $0.00, actual amount $0.0029.
(2)  The amount rounds to $(0.00), actual amount $(0.0020).
(3)  Not annualized.
(4)  Annualized.



     The accompanying notes to financial statements are an integral part of these statements.

Top Ten Portfolio Holdings
June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
                                                Percentage
Name                                           of Net Assets
----                                           -------------
DBT Online, Inc. .............................     3.70%
Artesyn Technologies, Inc. ...................     3.33%
International Speedway Corporation - Class B .     3.16%
C.H. Robinson Worldwide, Inc. ................     3.04%
Brown & Brown, Inc. ..........................     2.96%
Knight Transportation, Inc. ..................     2.96%
Fastenal Company .............................     2.83%
Thermo BioAnalysis Corporation................     2.83%
International Speedway Corporation - Class A .     2.62%
Heartland Express, Inc. ......................     2.61%
                                                  ------
Total of top ten portfolio holdings ..........    30.04%
                                                  ------
                                                  ------

Schedule of Investments
June 30, 1999 (unaudited)
-------------------------------------------------------------------------------

  Shares or                                                          Quoted
  Principal                                                          Market
   Amount                                                            Value
------------                                                     -------------
                                                                  (Note 1 (a))

 COMMON STOCKS - 90.46%

             Banks and Finance - 9.33%
     45,000  Commerce Bancorp, Inc. ..........................  $   1,923,750
    296,500  Community First Bankshares, Inc. ................      7,078,938
    150,000  FirstMerit Corporation ..........................      4,209,375
     97,500  Marshall & Ilsley Corporation ...................      6,276,563
    250,000  Medallion Financial Corp. .......................      4,765,625
    221,580  National City Bancorporation ....................      4,625,482
    143,397  State Financial Services
               Corporation ...................................      2,186,804
                                                                -------------
                                                                   31,066,537
                                                                -------------
             Business Products and Services - 15.74%
    303,850  Analysts International Corporation ..............      4,367,844
     45,000  Checkfree Holdings Corporation * ................      1,240,312
    147,500  Concord EFS, Inc. * .............................      6,241,094
    376,250  DBT Online, Inc. * ..............................     12,322,187
    107,150  G&K Services, Inc. - Class A ....................      5,611,981
    287,222  Interim Services, Inc. * ........................      5,923,954
     95,000  Metro Information Services, Inc. * ..............      1,579,375
    100,000  Plantronics, Inc. * .............................      6,512,500
      5,000  Portal Software, Inc. * .........................        231,563
     75,790  Quintiles Transnational Corp. * .................      3,183,180
      3,000  Razorfish, Inc. * ...............................        111,188
    237,000  TESSCO Technologies Incorporated * + ............      5,095,500
                                                                -------------
                                                                   52,420,678
                                                                -------------
             Consumer Products and Services - 2.91%
    313,200  Thermedics Inc. * ...............................      2,916,675
    508,700  ThermoQuest Corporation * .......................      6,772,069
                                                                -------------
                                                                    9,688,744
                                                                -------------
             Health Care Products - 6.85%
    135,000  CONMED Corporation * ............................      4,134,375
     92,000  Elan Corporation PLC * ..........................      2,553,000
     68,400  Forest Laboratories, Inc. * .....................      3,163,500
    125,250  Osteotech, Inc. * ...............................      3,600,938
     50,000  Priority Healthcare Corporation * ...............      1,725,000
    441,000  Respironics, Inc. * .............................      6,670,125
     20,000  Xomed Surgical Products, Inc. * .................        973,750
                                                                -------------
                                                                   22,820,688
                                                                -------------
             Health Care Services - 13.65%
    819,000  Assisted Living Concepts Incorporated * .........      1,228,500
    290,000  Boron, LePore & Associates, Inc. * ..............      2,428,750
    261,700  Concentra Managed Care, Inc. * ..................      3,876,431
    158,488  National HealthCare Corporation * ...............      1,267,904
    457,500  NCS HealthCare, Inc. * ..........................      2,487,656
    223,750  Patterson Dental Company * ......................      7,775,312
    245,000  Province Healthcare Company * ...................      4,777,500
    433,125  PSS World Medical, Inc. * .......................      4,845,586
    326,250  Renal Care Group, Inc. * ........................      8,441,719
    365,250  Res-Care, Inc. * ................................      8,309,437
                                                                -------------
                                                                   45,438,795
                                                                -------------
             Industrial Products and Services - 9.16%
    180,000  Fastenal Company ................................      9,438,750
    332,200  General Cable Corporation .......................      5,315,200
    542,100  Thermo BioAnalysis Corporation * ................      9,418,988
    395,000  Thermo Optek Corporation * ......................      4,098,125
    408,580  Thermo Vision Corporation * + ...................      2,247,190
                                                                -------------
                                                                   30,518,253
                                                                -------------
             Insurance - 4.71%
    259,800  Brown & Brown, Inc. .............................      9,872,400
    140,000  Protective Life Corporation .....................      4,620,000
     40,000  StanCorp Financial Group, Inc. ..................      1,200,000
                                                                -------------
                                                                   15,692,400
                                                                -------------
             Media and Entertainment - 9.74%
    406,680  Dover Downs Entertainment, Inc. .................      7,193,152
    120,000  Entercom Communications Corp. * .................      5,130,000
    184,000  International Speedway
               Corporation - Class A .........................      8,740,000
    219,310  International Speedway
               Corporation - Class B .........................     10,526,880
     17,000  Penske Motorsports, Inc. * ......................        843,625
                                                                -------------
                                                                   32,433,657
                                                                -------------
             Real Estate - 0.82%
    119,000  National Health Investors, Inc. .................      2,714,688
                                                                -------------
             Retail Trade - 2.43%
     32,900  Kohl's Corporation * ............................      2,539,469
    110,000  O'Reilly Automotive, Inc. * .....................      5,541,250
                                                                -------------
                                                                    8,080,719
                                                                -------------
             Technology and Communications - 6.52%
    500,000  Artesyn Technologies, Inc. * ....................     11,093,750
    365,800  Asia Satellite Telecommunications
               Holdings Limited ..............................      8,436,262
     75,000  Time Warner Telecom Inc. * ......................      2,175,000
                                                                -------------
                                                                   21,705,012
                                                                -------------
             Transportation - 8.60%
    275,000  C.H. Robinson Worldwide, Inc. ...................     10,106,250
    530,188  Heartland Express, Inc. * .......................      8,681,828
    461,250  Knight Transportation, Inc. * ...................      9,859,219
                                                                -------------
                                                                   28,647,297
                                                                -------------
                    TOTAL COMMON STOCKS
                     (cost $223,074,272) .....................    301,227,468
                                                                -------------

SHORT-TERM INVESTMENTS - 7.32%
             Commercial Paper - 6.23%
 $4,000,000  Raytheon Co.
              5.10%, due July 1, 1999 ........................      4,000,000
  1,500,000  Tyco International Group, S.A.
              5.20%, due July 8, 1999 ........................      1,498,483
  2,500,000  Tyco International Group, S.A.
              5.23%, due July 12, 1999 .......................      2,496,005
  1,500,000  Cox Communications, Inc.
              5.27%, due July 13, 1999 .......................      1,497,365
  3,250,000  WICOR Industries, Inc.
              5.35%, due July 16, 1999 .......................      3,242,755
  2,500,000  Wausau-Mosinee Paper Corp.
              5.20%, due July 21, 1999 .......................      2,492,778
  2,000,000  Quad/Graphics, Inc.
              5.40%, due July 23, 1999 .......................      1,993,400
  3,550,000  Fiserv, Inc.
              5.25%, due July 26, 1999 .......................      3,537,057
                                                                -------------
                                                                   20,757,843
                                                                -------------

             Variable Rate Demand Notes - 1.09%
  3,614,154  Firstar Bank U.S.A., N.A.
              4.89%, due July 1, 1999 ........................      3,614,154
                                                                -------------

                    TOTAL SHORT-TERM INVESTMENTS
                     (cost $24,343,549) .....................      24,371,997
                                                                -------------

                    TOTAL INVESTMENTS
                     (cost $247,417,821) ....................     325,599,465
                                                                -------------

                    CASH AND RECEIVABLES,
                     NET OF LIABILITIES - 2.22% .............       7,384,140
                                                                -------------

                    TOTAL NET ASSETS
                     (Basis of percentages
                      disclosed above) ......................   $ 332,983,605
                                                                -------------
                                                                -------------



     * Nondividend paying security.
     + This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)

   The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
ASSETS:
       Investments in securities at market value (Note 1 (a)) --
             Nonaffiliated issuers (cost $239,748,995) - see
             accompanying schedule of investments...............   $318,256,775
             Affiliated issuers (cost $7,668,826) - see
             accompanying schedule of investments (Note 5)......      7,342,690
                                                                   ------------
                   Total investments............................    325,599,465
                                                                   ------------

       Receivables --
             Investment securities sold.........................      8,292,810
             Dividends and interest.............................        169,417
                                                                   ------------
                   Total receivables............................      8,462,227
                                                                   ------------
                   Total assets.................................    334,061,692
                                                                   ------------

LIABILITIES:
       Payables --
             Investment securities purchased....................        738,125
             Management fee (Note 2)............................        200,677
             Other payables and accrued expenses................        139,285
                                                                   ------------
                   Total liabilities............................      1,078,087
                                                                   ------------
                   Total net assets.............................   $332,983,605
                                                                   ------------
                                                                   ------------

NET ASSETS CONSIST OF:
       Fund shares issued and outstanding.......................   $229,279,204
       Net unrealized appreciation on investments (Note 3)......     78,153,196
       Accumulated undistributed net realized gains on investments   25,366,774
       Accumulated undistributed net investment income..........        184,431
                                                                   ------------
                                                                   $332,983,605
                                                                   ------------
                                                                   ------------

NET ASSET VALUE PER SHARE ($.01 par value, 20,000,000 shares authorized), offering price and redemption price ($332,983,605./.13,814,837) shares
  outstanding)..................................................         $24.10
                                                                         ------
                                                                         ------



   The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 1999 (unaudited)
-------------------------------------------------------------------------------

INCOME:
       Dividends.................................................. $ 1,207,076
       Interest...................................................     384,581
                                                                   -----------
                                                                     1,591,657
                                                                   -----------

EXPENSES:
       Management fee (Note 2)....................................   1,208,806
       Transfer agent fees........................................      85,724
       Legal fees.................................................      52,901
       Postage and mailing fees...................................      19,973
       Registration fees..........................................      16,367
       Printing fees..............................................      10,874
       Custodian fees.............................................       8,259
       Telephone fees.............................................         528
       Directors' fees............................................         500
       Other operating expenses...................................       3,294
                                                                   -----------
                                                                     1,407,226
                                                                   -----------
             Net investment income................................     184,431
                                                                   -----------

NET REALIZED GAINS ON INVESTMENTS.................................  25,395,972
                                                                   -----------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ........... (29,594,697)
                                                                   -----------
             Net loss on investments..............................  (4,198,725)
                                                                   -----------
             Net decrease in net assets resulting from operations. $(4,014,294)
                                                                   -----------
                                                                   -----------


   The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 1999 (unaudited)
and the year ended December 31, 1998
-------------------------------------------------------------------------------

                                                                                     1999            1998
                                                                                 -----------    ------------
OPERATIONS:
    Net investment income...................................................... $    184,431    $    206,250
    Net realized gains on investments..........................................   25,395,972      18,041,115
    Net increase (decrease) in unrealized appreciation on investments..........  (29,594,697)    (14,015,362)
                                                                                ------------    ------------
         Net increase (decrease) in net assets resulting from operations.......   (4,014,294)      4,232,003
                                                                                ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income ($0.0142 per share in 1998).......       --            (206,250)
    Distributions from net realized gains on investments
      ($1.2470 per share in 1998)..............................................       --         (18,041,115)
    Distributions in excess of book realized gains
      ($0.0020 per share in 1998) (Note 1 (d)).................................       --             (29,198)

                                                                                ------------    ------------
         Total distributions...................................................       --         (18,276,563)
                                                                                ------------    ------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (2,151,068 and 5,541,251 shares, respectively).   49,071,052     136,879,599
    Net asset value of shares issued in distributions to shareholders
      (713,706 shares in 1998).................................................       --          16,921,966
    Cost of shares redeemed (3,507,420 and 4,167,180 shares, respectively).....  (79,264,542)   (100,587,882)
                                                                                ------------    ------------
         Increase (decrease) in net assets derived
           from capital share transactions.....................................  (30,193,490)     53,213,683
                                                                                ------------    ------------
         Total increase (decrease) in net assets...............................  (34,207,784)     39,169,123
                                                                                ------------    ------------

NET ASSETS, at the beginning of the period.....................................  367,191,389     328,022,266
                                                                                ------------    ------------

NET ASSETS, at the end of the period (including undistributed
  net investment income of $184,431 and $0, respectively)...................... $332,983,605    $367,191,389
                                                                                ------------    ------------
                                                                                ------------    ------------


    The accompanying notes to financial statements are an integral part of these statements.

Historical Record (unaudited)
-------------------------------------------------------------------------------

                                                          Net Investment                    Dollar       Growth of
                                               Net           Income       Capital Gain     Weighted      an Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings  $10,000
                                             Per Share      Per Share       Per Share        Ratio**     Investment***
                                            -----------   -------------   -------------   -------------- -------------
May 18, 1987 *.............................    $10.00      $  --          $   --              --           $10,000
December 31, 1987 .........................      9.15       .0900             --            13.9 times       9,242
December 31, 1988..........................     11.29       .0969           .2527           14.1            11,762
December 31, 1989..........................     12.49       .1453           .6151           16.3            13,804
December 31, 1990..........................     12.03       .1207           .1213           14.2            13,566
December 31, 1991..........................     16.86       .1228           .2407           21.9            19,429
December 31, 1992..........................     18.77       .0815           .8275           18.8            22,690
December 31, 1993..........................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994..........................     17.09       .1031           .9065           18.3            23,985
December 31, 1995..........................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996..........................     20.74       .0124          2.6151           30.7            38,031
December 31, 1997..........................     25.07       .0029          2.4886           33.0            50,590
December 31, 1998..........................     24.20       .0142          1.2490           30.3            51,436
June 30, 1999..............................     24.10         --             --             27.4            51,223

    * Date of Initial Public Offering.
   ** Based on latest 12 months accomplished earnings.
  *** Assuming reinvestment of all distributions.

Range in quarter end price/earnings ratios

          High                          Low
-------------------------       --------------------
September 30, 1997   35.5       June 30, 1988   13.3

Notes to Financial Statements
June 30, 1999 (unaudited)
-------------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
        Nicholas Limited Edition, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. The following is a summary of the significant accounting policies of the Fund.

        (a) Each equity security, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

        (b) Net realized gains and losses on portfolio securities were computed on the basis of specific certificates.

        (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        (d) Excess distributions of book realized gains is the result of different accounting treatment for book and tax purposes and should not be treated as a return of capital for income tax reporting. The Fund is required to distribute at least 98 percent of realized gains through October 31 to avoid paying a federal excise tax. The excess distribution generally represents losses on the sale of portfolio securities in the months of November and December. These losses are used to offset future gains.

        (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
        The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
        Aggregate gross unrealized appreciation (depreciation) as of June 30, 1999, based on investment cost for federal tax purposes is as follows:
             Aggregate gross
             unrealized appreciation on investments ............  $103,970,921
             Aggregate gross unrealized depreciation
             on investments ....................................   (25,817,725)
                                                                   -----------
                  Net unrealized appreciation ..................  $ 78,153,196
                                                                   -----------
                                                                   -----------

(4) Investment Transactions --
        For the six months ended June 30, 1999, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $40,358,845 and $101,011,602, respectively.

(5) Transactions with Affiliates --
        Following is an analysis of fiscal 1999 transactions with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                                     Share Activity
                                                  --------------------------------------------------
                                                     Balance                               Balance
               Security Name                         12/31/98    Purchases      Sales      6/30/99
               -------------                         --------    ---------      -----      -------
        TESSCO Technologies Incorporated ..........   237,000       --           --        237,000
        Thermo Vision Corporation .................   408,580       --           --        408,580

There were no dividends from, realized gains/losses on, affiliated companies for the six months ended June 30, 1999.



                                       Officers and Directors

                             ALBERT O. NICHOLAS, President and Director

                            THOMAS J. SAEGER, Executive Vice President,
                                       Secretary and Director

                                    MELVIN L. SCHULTZ, Director

                             DAVID L. JOHNSON, Executive Vice President

                              DAVID O. NICHOLAS, Senior Vice President

                              LYNN S. NICHOLAS, Senior Vice President

                               JEFFREY T. MAY, Senior Vice President

                                   MARK J. GIESE, Vice President

                                  CANDACE L. LESAK, Vice President

                            TRACY C. EBERLEIN, Assistant Vice President

                                    MARY C. GOSEWEHR, Treasurer

                                         Investment Adviser
                                       NICHOLAS COMPANY, INC.
                                        Milwaukee, Wisconsin
                                    414-272-6133 or 800-227-5987

                                           Transfer Agent
                                 FIRSTAR MUTUAL FUND SERVICES, LLC
                                        Milwaukee, Wisconsin
                                    414-276-0535 or 800-544-6547

                                             Custodian
                                    FIRSTAR BANK MILWAUKEE, N.A.
                                        Milwaukee, Wisconsin

                                              Auditors
                                        ARTHUR ANDERSEN LLP
                                        Milwaukee, Wisconsin

                                              Counsel
                                   MICHAEL, BEST & FRIEDRICH LLP
                                        Milwaukee, Wisconsin




 This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

NICHOLAS LIMITED EDITION, INC.

SEMIANNUAL REPORT

700 North Water Street
Milwaukee, WIsconsin 53202
www.nicholasfunds.com

June 30, 1999